SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2003

National Instruments Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25426	74-1871327
(State or other jurisdiction o f incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 338-9119

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated April 17, 2003.

Item 9. Regulation FD Disclosure.

The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2003	NATIONAL INSTRUMENTS CORPORATION

	By:	/s/ David G. Hugley
David G. Hugley Vice President & General Counsel Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press Release dated April 17, 2003.